UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Fortune Rise Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORTUNE RISE ACQUISITION CORPORATION

13575 58th Street North, Suite 200

Clearwater, Florida 33760

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2023

TO THE STOCKHOLDERS OF FORTUNE RISE ACQUISITION CORPORATION:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Fortune Rise Acquisition Corporation, which we refer to as “we,” “us,” “our,” “FRAC” or the “Company,” to be held at 12:00 p.m. Eastern Time on October 25, 2023.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting by first registering at https://www.viewproxy.com/FortuneRiseAcquisition/2023/HTYPE.ASP. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the virtual meeting must be received by 11:59 p.m. ET on October 24, 2023. If you plan to attend the virtual online Special Meeting, you will need to register, as instructed below. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated October 2, 2023, and is first being mailed to stockholders of the Company on or about October 3, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•	a proposal to amend the Company’s amended and restated certificate of incorporation, dated June 2, 2023, which we also refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (ii) if the Company fails to complete such business combination, cease its operations and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 5, 2021, which we refer to as the “IPO,” from November 5, 2023 (the “Termination Date”) to November 5, 2024, by electing to extend the date to consummate a business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until November 5, 2024 or a total of up to twelve months after the Termination Date, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that the Fortune Rise Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination;

•	a proposal to amend the charter, in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal,” to eliminate from the charter the limitation that the Company shall not redeem public shares included as part of the units sold in the Company’s IPO to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

•	a proposal to amend the Company’s investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Termination Date for twelve one month extensions until November 5, 2024 (the “Trust Amendment”), by depositing into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension until November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred, referenced herein as the Extension Payment for such extension, which we refer to as the “Trust Amendment Proposal”; and

•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

On January 5, 2023, we signed a non-binding Letter of Intent (the “LOI”) with Water On Demand, Inc., a Nevada corporation that controls our Sponsor (“WODI”), under which we proposed to acquire all the outstanding securities of WODI, based on certain material financial and business terms and conditions being met. On September 28, 2023, the LOI was assigned to Progressive Water Treatment, Inc. (“Progressive Water Treatment”), the parent company of WODI, and we now propose to acquire all the outstanding securities of Progressive Water Treatment, based on certain material financial and business terms and conditions being met. We are currently conducting due diligence of Progressive Water Treatment as well as negotiating a definitive agreement; however, there is no assurance that any definitive agreement will be reached between Progressive Water Treatment and the Company.

The sole purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination, including consideration of WODI, including adequate due diligence.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation, and any requirement that we have at least $5,000,001 in net tangible assets to consummate our initial business combination. If there are significant requests for redemption in connection with consummation of our initial business combination, the Redemption Limitation in the charter would prevent us from being able to consummate an initial business combination even if all other conditions to closing are met.

The Company’s Board of Directors has determined that it is in the best interests of the Company to seek an extension of the Termination Date, an elimination of the Redemption Limitation, and have the Company’s stockholders approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company may not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

Pursuant to the charter, in the event that we have not consummated an initial Business Combination within 18 months from the date of the closing of the IPO, upon the Sponsor’s request, the Company could extend the period of time to consummate a business combination to November 5, 2023, by six one-month extensions, provided that the Sponsor (or its affiliates or permitted designees) deposit into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per unredeemed public share for each one-month extension until November 5, 2023, unless the closing of the Company’s initial business combination has occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Regardless of whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination Agreement), we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders and we do not otherwise adjourn or cancel the Special Meeting, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination Agreement is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 23, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.89 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on September 20, 2023 was $10.89. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Trust Amendment Proposal are not approved, our Sponsor determines not to fund any extension by depositing into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per unredeemed public share for each one-month extension as of the applicable deadline date for November 5, 2023, and we do not consummate a business combination by November 5, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor owns 2,343,750 shares of Class B common stock (the “Class B common stock”) which are convertible into shares of Class A common stock. WODI, which controls the Sponsor, is also a party to the LOI.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Class B common stock, will be required to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, the Redemption Limitation Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on September 20, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment, the Redemption Limitation Amendment or the Trust Amendment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors

October 2, 2023	By: /s/ Richard A. Brand

Name: Richard A. Brand

Title: Principal Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 25, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://www.viewproxy.com/FortuneRiseAcquisition/2023/.

FORTUNE RISE ACQUISITION CORPORATION

13575 58th Street North, Suite 200

Clearwater, Florida 33760

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Fortune Rise Acquisition Corporation, which we refer to as “we,” “us,” “our,” “FRAC” or the “Company,” will be held at 12:00 p.m. Eastern Time on October 25, 2023 as a virtual meeting. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the virtual meeting must be received by 11:59 p.m. ET on October 24, 2023. If you plan to attend the virtual online Special Meeting, you will need to register, as instructed below. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend the Company’s amended and restated certificate of incorporation, dated June 2, 2023, which we also refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (ii) if the Company fails to complete such business combination, cease its operations and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 5, 2021, which we refer to as the “IPO,” from November 5, 2023 (the “Termination Date”) to November 5, 2024, by electing to extend the date to consummate a business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until November 5, 2024 or a total of up to twelve months after the Termination Date, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that the Fortune Rise Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination;

•	a proposal to amend the charter, in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal,” to eliminate from the charter the limitation that the Company shall not redeem public shares included as part of the units sold in the Company’s IPO to the extent such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”);

•	a proposal to amend the Company’s investment management trust agreement, dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), allowing the Company to extend the Termination Date for twelve one-month extensions until November 5, 2024 (the “Trust Amendment”), by depositing into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension until November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred, referenced herein as the Extension Payment for such extension, which we refer to as the “Trust Amendment Proposal”; and

•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

On January 5, 2023, we signed a non-binding Letter of Intent (the “LOI”) with Water On Demand, Inc., a Nevada corporation that controls our Sponsor (“WODI”), under which we proposed to acquire all the outstanding securities of WODI, based on certain material financial and business terms and conditions being met. On September 28, 2023, the LOI was assigned to Progressive Water Treatment, Inc. (“Progressive Water Treatment”), the parent company of WODI, and we now propose to acquire all the outstanding securities of Progressive Water Treatment, based on certain material financial and business terms and conditions being met. We are currently conducting due diligence of Progressive Water Treatment as well as negotiating a definitive agreement; however, there is no assurance that any definitive agreement will be reached between Progressive Water Treatment and the Company.

The sole purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete an initial business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation, and any requirement that we have at least $5,000,001 in net tangible assets to consummate our initial business combination. If there are significant requests for redemption in connection with consummation of our initial business combination, the Redemption Limitation in the charter would prevent us from being able to consummate an initial business combination even if all other conditions to closing are met.

The Company’s Board of Directors has determined that it is in the best interests of the Company to seek an extension of the Termination Date, an elimination of the Redemption Limitation and have the Company’s stockholders approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate a business combination. Without the Extension, the Company believes that the Company will not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate. Consequently, in the event that we do not receive sufficient votes for the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, the Sponsor will but is not obligated to deposit into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per unredeemed public share for each one-month extension until November 5, 2023.

Regardless of whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination Agreement), we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $39.4 million that was in the Trust Account as of September 20, 2023, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders and we do not otherwise adjourn or cancel the Special Meeting, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination Agreement is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor owns 2,343,750 shares of Class B common stock (the “Class B common stock”) which are convertible into shares of Class A common stock. WODI, which controls the Sponsor, is also a party to the LOI.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or October 23, 2023).

You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.89 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on September 20, 2023 was $10.89. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal, and the Trust Amendment Proposal are not approved, and our Sponsor determines not to fund the remaining one-month extension by depositing into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per unredeemed public share for such one-month extension, and we do not consummate a business combination by November 5, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and our directors and officers will not receive any monies held in the Trust Account as a result of their ownership of 2,343,750 shares of Class B common stock that were issued to the Sponsor prior to our IPO and an aggregate of 505,500 private shares, that were purchased by the Sponsor in a private placement which occurred simultaneously with the closing of the IPO or upon the exercise of the overallotment options granted the underwriters as part of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment, the Redemption Limitation Amendment or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.89. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.20.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus dated November 2, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor or its designees has agreed to loan to us the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension beginning on November 5, 2023 until November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred (the “Monthly Extension Loan”), which amount will be deposited into the Trust Account. The Monthly Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Monthly Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Monthly Extension Loan will not bear interest and will be repayable upon consummation of a business combination. If the Sponsor or its designees advise us that it does not intend to make the Monthly Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete the Business Combination by November 5, 2023, we will dissolve and liquidate in accordance with our charter.

Our Board has fixed the close of business on September 20, 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the record date, there are 6,724,202 shares of common stock issued and outstanding, consisting of (i) 3,614,952 redeemable Class A common stock, 665,500 shares of Company’s non-redeemable Class A common stock, and (ii) 2,343,750 shares of Class B common stock.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of approximately $22,500. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated October 2, 2023 and is first being mailed to stockholders on or about October 3, 2023.

October 2, 2023

By Order of the Board of Directors

By: /s/ Richard A. Brand

Name: Richard A. Brand

Title: Principal Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware in February 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On November 5, 2021, we consummated our initial public offering (the “IPO”) of 9,775,000 units (including 1,275,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000. Simultaneously with the closing of the IPO, we completed the private sale (the “Private Placement”) of 545,500 shares of Class A Common Stock (the “Private Placement Shares”) including 505,500 shares to our Sponsor, and 40,000 shares to U.S. Tiger Securities (“US Tiger”) and EF Hutton, a division of Benchmark Investment LLC, two representatives of the several underwriters (each, a “Representative”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,455,000. The proceeds of $99,705,000 ($10.20 per Unit) in the aggregate from the IPO and the Private Placement, were placed in the Trust Account. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially November 5, 2022, but was extended to February 5, 2023, May 5, 2023, June 5, 2023, July 5, 2023, August 5, 2023, September 5, 2023 and then to October 5, 2023 as provided in our charter, as a result of two separate $977,500 loans, one loan of $330,064.50 and four loans of $100,000 deposited by former affiliates of our Sponsor (which were later assigned to our Sponsor) and by our Sponsor into the Trust Account.

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date we have to consummate an initial business combination up to twelve times, each by an additional month, for an aggregate of twelve additional months (i.e. from November 5, 2023 (the “Termination Date”) up to November 5, 2024 (the “Extended Date”)) in order to allow the Company more time to complete an initial business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to consider and vote upon.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination from November 5, 2023 until the Extended Date.

What is being voted on?	You are being asked to vote on:

•	a proposal to amend our charter to extend the date by which we have to consummate a business combination from November 5, 2023, to November 5, 2024, or such earlier date as determined by the Board by depositing the lesser of (x) $100,000 or (y) $0.05 per share for each one-month extension up to a maximum of $1,200,000 for a total of twelve one-month extensions until November 5, 2024;

•	a proposal to amend our charter to eliminate from the charter the limitation that we shall not redeem public shares included as part of the units sold in our IPO to the extent such redemption would cause our net tangible assets to be less than $5,000,001;

•	a proposal to amend our Trust Agreement to allow us to extend the termination date to November 5, 2024, by depositing into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension commencing on November 5, 2023 until November 5, 2024, unless the closing of the business combination shall have occurred; and

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•	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $39.4 million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment, the Redemption Limitation Amendment or the Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, in accordance with the Trust Agreement, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved, our Sponsor determines not to fund any additional extension as permitted by the charter, and we have not consummated a business combination by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock and private shares.

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Why is the Company proposing the Redemption Limitation Amendment Proposal?	The adoption of the proposed Redemption Limitation Amendment to remove the Redemption Limitation from the existing charter is being proposed in order to facilitate the consummation of the Business Combination, by permitting redemptions by public stockholders even if such redemptions result in us having net tangible assets that are less than $5,000,001 and by permitting consummation of a business combination even if it would cause our net tangible assets to be less than $5,000,001 either immediately prior to or upon consummation of such a business combination. The purpose of the Redemption Limitation was initially to ensure that our common stock is not deemed to be “penny stock” pursuant to Rule 3a51-1 under the Exchange Act.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Our charter provides that we currently have until up to November 5, 2023, to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before November 5, 2023. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination or (ii) if we fail to complete such business combination, cease our operations and redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from (a) November 5, 2023 (the “Termination Date”) by up to twelve one-month extensions to November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the amount which is the lesser of $100,000 or $0.05 per share for each such one-month extension until November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider such a business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

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We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment, the Redemption Limitation Amendment or the Trust Amendment. In the event the Special Meeting is cancelled, and we do not complete the Business Combination by the Termination Date, as may be extended by the Sponsor, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?	Our Board believes that it is in the best interests of our stockholders that the Redemption Limitation be removed. The Board believes that the removal may be necessary to facilitate the initial business combination.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?	Our Board believes stockholders will benefit from the consummation of the business combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the business combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the business combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the business combination on or before November 5, 2023. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the business combination.

We believe that given our expenditure of time, effort and money on the business combination, circumstances warrant providing public stockholders an opportunity to consider the business combination and that it is in the best interests of our stockholders that we obtain the Extension.

Our Board believes the business combination will provide significant benefits to our stockholders.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, Redemption Limitation Amendment Proposal, and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment, the Redemption Limitation Amendment or Trust Amendment. In the event the Special Meeting is cancelled, our Sponsor determines not to fund any additional extension as currently permitted by the charter, and we are unable to complete the business combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment, the Redemption Limitation Amendment, and the Trust Amendment only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before November 5, 2023. Our Board will abandon the Extension Amendment, the Redemption Limitation Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, the Redemption Limitation Amendment or the Trust Amendment at any time without any further action by our stockholders.

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How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 34.9% of our issued and outstanding shares of common stock, including 2,343,750 shares of Class B common stock. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

What vote is required to adopt the proposals?	The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment, the Redemption Limitation Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved, our Sponsor determines not to fund any additional extension as currently permitted by the charter, and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Class B common stock or private placement units.

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If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate. Our charter provides that in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Company, our public stockholders shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in Company to the number of shares of common stock held by them. The letter agreement available as an exhibit to our Form 8-K filed with the SEC on November 5, 2021 (the “Letter Agreement”) provides that in the event of the liquidation of the Trust Account upon the failure of the Company to consummate its initial business combination within the time period set forth in the charter, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.89. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.20. As a result, if we liquidate, our public stockholders may receive less than $10.20 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, common stock and warrants issued in our IPO will remain publicly traded.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Monthly Extension Loan in the amount of the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting, for each such one-month extension to be deposited into the trust account promptly after the Special Meeting.

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The Monthly Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Monthly Extension Loan will occur if the Extension Amendment Proposal is not approved. The Monthly Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Class B common stock.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, the Redemption Limitation Amendment or the Trust Amendment at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Business Combination on or before the Termination Date, as the same may be extended as already permitted by our charter, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved, our Sponsor determines not to fund any additional extension as permitted by the charter, and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

Am I able to exercise my redemption rights in connection with the Business Combination?	If you are a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

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How do I attend the meeting?	The Special Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Special Meeting by first registering at https://www.viewproxy.com/FortuneRiseAcquisition/2023/HTYPE.ASP. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the virtual meeting must be received by 11:59 p.m. ET on October 24, 2023.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to vote@vstocktransfer.com so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Class B common stock. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

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What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,362,102 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on September 20, 2023, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 6,724,202 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,343,750 shares of Class B common stock (purchased for $25,000) and 505,500 private shares (purchased for $5,055,000), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

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How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on October 23, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to VStock Transfer, LLC, our transfer agent, at the following address:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, New York 11598

Attn: 0-K Team

E-mail: info@vstocktransfer.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $22,500. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Alliance Advisors, LLC, at (855) 742-8268, 200 Broadacres Drive, Suite 300 Bloomfield, New Jersey 07003 or by email at frla@allianceadvisors.com.

You may also contact us at: Fortune Rise Acquisition Corporation, fracrich@yahoo.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete an initial business combination;

•	the anticipated benefits of any business combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor may operate following an initial business combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 13, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 13, 2023, our Quarterly Reports on 10-Q filed with the SEC on May 19, 2023 and August 14, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek stockholder approval of the Business Combination thereafter, which will include filing a registration statement or proxy statement with the SEC. The Company cannot estimate when, or if, the SEC will declare the registration statement effective or clear such proxy statement for distribution to the Company’s stockholders, as applicable.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

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To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will instruct Wilmington Trust, National Association, the trustee with respect to the Trust Account, on or prior to the 24-month anniversary of the effective date of the Registration Statement for our IPO, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. As a result, following such liquidation of investments in the Trust Account, we will receive less interest on the funds held in the Trust Account than we would have received had we not liquidated such investments in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the Registration Statement for our IPO, instruct Wilmington Trust, National Association, the trustee with respect to the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to transfer the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

Were we considered to be a “foreign person,” we might not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. Our Sponsor is a U.S. entity, and the equity owner of our Sponsor (WODI) is a Nevada corporation. The manager of our Sponsor is a U.S. person. Our Sponsor is not controlled by and does not have substantial ties with a non-U.S. person. However, if CFIUS has jurisdiction over our initial business combination, CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, in such circumstances, the pool of potential targets with which we could complete an initial business combination could be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive the value in the Trust Account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, and since the Sponsor is also the target in the acquisition, it may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,343,750 shares of Class B common stock, which are convertible into shares of Class A common stock. As a consequence, a liquidating distribution will be made only with respect to the public shares.

We are not prohibited from pursuing an initial business combination with a business that is our Sponsor, or affiliated with our Sponsor, officers or directors. The Sponsor, however, may have an interest in completing an initial business combination as its stockholders stand to benefit from the merger consideration as well seeing that the equity it owns in our company, and the deposits made to the Trust Account, including recently to extend the date of an initial business combination to October 5, 2023, are put to use in the business combination, and not liquidated in a winding up of our company.

Due to personal and financial interests of our Sponsor, it may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with an initial business combination. Whether or not an initial business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

We expect to incur significant transaction and transition costs associated with an initial business combination and operating as a public company following the closing of any business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with an initial business combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of an initial business combination. Even if an initial business combination is not completed, we expect to incur a large number of expenses in the aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if an initial business combination is not completed.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with an initial business combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), which commenced in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our public shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

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As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the outside deadline for us to complete an initial business combination (currently November 5, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with an initial business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of an initial business combination), (iii) if we fail to timely consummate an initial business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete an initial business combination and could affect our ability to complete an initial business combination; however, we will not use the funds held in the Trust Account and any additional amounts deposited into the Trust Account, as well as interest earned thereon, to pay the excise tax.

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BACKGROUND

We are a blank check company formed in Delaware in February 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 4,280,452 shares of Class A common stock and 2,443,750 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 4,887,500 shares of Class A common stock as part of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $16.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $99,705,000 of the proceeds from our IPO and the Private Placement was placed in our Trust Account in the United States maintained by Wilmington Trust, National Association, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of an initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $39.4 million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 13575 58th Street North, Suite 200, Clearwater, Florida 33760.

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THE EXTENSION AMENDMENT PROPOSAL

Background

Our Company

We are a blank check company formed in February 2021 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our “initial business combination.” Our efforts to identify a target business will likely span many industries and regions around the world. We are not limited to a particular industry or geographic region for purposes of consummating an initial business combination. On January 5, 2023, we entered into a non-binding Letter of Intent with Water On Demand, Inc. (“Water On Demand”) under which we proposed to acquire all the outstanding securities of Water on Demand, based on certain material financial and business terms and conditions being met. On September 28, 2023, the LOI was assigned to Progressive Water Treatment, the parent company of Water on Demand, and we now propose to acquire all the outstanding securities of Progressive Water Treatment, based on certain material financial and business terms and conditions being met. On December 22, 2022, Water On Demand entered into a Membership Interest Purchase and Transfer Agreement (the “Purchase Agreement”) with Ka Wai Cheung, Koon Lin Chan, and Koon Keung Chan (each a “Seller”, and collectively, the “Sellers”) and Fortune Rise Sponsor LLC, a Delaware limited liability company and sponsor of the Company (the “Sponsor”), pursuant to which Water On Demand purchased 100 membership interests in the Sponsor (the “Purchased Interests”) from the Sellers, which constitutes 100% of the membership interests in the Sponsor. The Sponsor holds 2,343,750 shares out of 2,443,750 shares of the issued and outstanding shares of Class B Common Stock (the “Class B Common Stock”) of the Company. As of the date of this proxy statement, we have not entered into a definitive agreement with Progressive Water Treatment.

While we intend to undertake a search process, our ability to locate a potential target is subject to the uncertainties discussed elsewhere in the public offering prospectus we filed with the Securities and Exchange Commission on November 3, 2021, file No. 333-256511 (the “Prospectus”). We shall not undertake our initial business combination with any entity with its principal business operations in China (including Hong Kong and Macau). Our amended and restated certificate of incorporation prohibits us from undertaking our initial business combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau).

We are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash. We will not generate any operating revenues until after the completion of our initial business combination, at the earliest. We will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from our IPO, described below. To date, our efforts have been limited to organizational activities and activities related to our initial public offering as well as the search for a prospective business combination target.

Capitalization, Initial Public Offering and Initial Business Combination

On November 5, 2021, we consummated our initial public offering (the “IPO”) of 9,775,000 units (including 1,275,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $97,750,000. Simultaneously with the closing of the IPO, we completed the private sale (the “Private Placement”) of 545,500 shares of Class A Common Stock (the “Private Placement Shares”) including 505,500 shares to our sponsor, Fortune Rise Sponsor LLC (the “Sponsor”) and 40,000 shares to U.S. Tiger Securities (“US Tiger”) and EF Hutton, a division of Benchmark Investment LLC, two representatives of the several underwriters (each, a “Representative”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,455,000. The Private Placement Shares are identical to the shares of Class A Common Stock sold as part of the Units in the IPO, except that the holders have agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The proceeds of $99,705,000 ($10.20 per Unit) in the aggregate from the IPO and the Private Placement, were placed in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders and the underwriters of the IPO with Wilmington Trust, National Association acting as trustee.

Our management has broad discretion with respect to the specific application of the proceeds of the IPO and the Private Placement that are held out of the Trust Account, although substantially all the net proceeds are intended to be applied generally towards consummating an initial business combination and working capital.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. We presently have no revenue and have had losses since inception from incurring formation and operating costs. We have relied upon the sale of our securities and loans from the Sponsor and other parties to fund our operations.

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We will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Class A Common Stock upon the completion of our initial business combination either (i) in connection with a stockholder meeting called to approve an initial business combination or (ii) by means of a tender offer. The decision as to whether we will seek stockholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek stockholder approval under the law or stock exchange listing requirement. Asset acquisitions and stock purchases would not typically require stockholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our outstanding common stock or seek to amend our amended and restated certificate of incorporation would require stockholder approval. If we structure an initial business combination transaction with a target company in a manner that requires stockholder approval, we will not have discretion as to whether to seek a stockholder vote to approve the proposed business combination. We intend to conduct redemptions without a stockholder vote pursuant to the tender offer rules of the SEC unless stockholder approval is required by law or stock exchange listing requirements or we choose to seek stockholder approval for business or other legal reasons. So long as we maintain a listing for our securities on Nasdaq, we will be required to comply with such rules.

The Deposits to Our Trust Account, Promissory Notes and Extensions

On November 4, 2022, an aggregate of $977,500 (the “First Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.10 per public share, which enabled us to extend the period of time we had to consummate our initial business combination by three months from November 5, 2022 to February 5, 2023 (the “First Extension”). The First Extension was the first of the two three-month extensions permitted under our governing documents.

In connection with the First Extension Payment, we issued unsecured promissory notes (the “First Extension Notes”) to certain initial stockholders including (i) a note of $413,750 to Mr. Koon Keung Chan, the former manager of our Sponsor, (ii) a note of $150,000 to US Tiger, and (iv) a note of $170,000 to Dr. Lei Xu, the former President and Chairwoman of the Company.

The First Extension Notes are non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holders of the First Extension Notes have the right, but not the obligation, to convert their First Extension Notes, in whole or in part, respectively, into private shares of the Class A common stock (the “First Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of First Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00. The First Extension Notes were later assigned to our Sponsor.

On February 6, 2023, $977,500 (the “Second Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.10 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by three months from February 5, 2023 to May 5, 2023 (the “Second Extension”). The Second Extension is the second and final of the two three-month extensions permitted under our governing documents.

In connection with the Second Extension Payment, we issued an unsecured promissory note (the “Second Extension Note”) to our Sponsor.

The Second Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Second Extension Note has the right, but not the obligation, to convert its Second Extension Note, in whole or in part, into private shares of the Class A common stock (the “Second Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Second Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

On May 5, 2023, $330,064.50 (the “Third Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.0625 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by one month from May 5, 2023 to June 5, 2023 (the “Third Extension”). The Third Extension is the first of the six one-month extensions permitted under our governing documents.

In connection with the Third Extension Payment, we issued an unsecured promissory note (the “Third Extension Note”) to our Sponsor.

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The Third Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Third Extension Note has the right, but not the obligation, to convert its Third Extension Note, in whole or in part, into private shares of the Class A common stock (the “Third Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Third Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

On June 5, 2023, $100,000 (the “Fourth Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.027 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by one month from June 5, 2023 to July 5, 2023 (the “Fourth Extension”). The Fourth Extension is the second of the six one-month extensions permitted under our governing documents.

In connection with the Fourth Extension Payment, we issued an unsecured promissory note (the “Fourth Extension Note”) to our Sponsor.

The Fourth Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Fourth Extension Note has the right, but not the obligation, to convert its Fourth Extension Note, in whole or in part, into private shares of the Class A common stock (the “Fourth Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Fourth Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

On July 5, 2023, $100,000 (the “Fifth Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.027 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by one month from July 5, 2023 to August 5, 2023 (the “Fifth Extension”). The Fifth Extension is the third of the six one-month extensions permitted under our governing documents.

In connection with the Fifth Extension Payment, we issued an unsecured promissory note (the “Fifth Extension Note”) to our Sponsor.

The Fifth Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Fifth Extension Note has the right, but not the obligation, to convert its Fifth Extension Note, in whole or in part, into private shares of the Class A common stock (the “Fifth Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Fifth Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

On August 4, 2023, $100,000 (the “Sixth Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.027 per public share, which enabled us to extend the period of time we have to consummate our initial business combination by one month from August 5, 2023 to September 5, 2023 (the “Sixth Extension”). The Sixth Extension is the fourth of the six one-month extensions permitted under our governing documents.

In connection with the Sixth Extension Payment, we issued an unsecured promissory note (the “Seventh Extension Note”) to our Sponsor.

The Sixth Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Sixth Extension Note has the right, but not the obligation, to convert its Sixth Extension Note, in whole or in part, into private shares of the Class A common stock (the “Sixth Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Sixth Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

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On September 5, 2023, $100,000 (the “Seventh Extension Payment”) was deposited into our Trust Account for the public stockholders, representing $0.027 per public share, which enables us to extend the period of time we have to consummate our initial business combination by one month from September 5, 2023 to October 5, 2023 (the “Seventh Extension”). The Seventh Extension is the fifth of the six one-month extensions permitted under our governing documents.

In connection with the Seventh Extension Payment, we issued an unsecured promissory note (the “Seventh Extension Note”) to our Sponsor.

The Seventh Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of our initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Seventh Extension Note has the right, but not the obligation, to convert its Seventh Extension Note, in whole or in part, into private shares of the Class A common stock (the “Seventh Extension Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Seventh Extension Conversion Shares to be received by the holders in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holders by (y) $10.00.

If we complete an initial business combination, we will, at the option of the Sponsor, repay the amount loaned under the promissory notes out of the proceeds of our Trust Account released to us or issue securities of the Company in lieu of repayment in accordance with the terms of the promissory notes. If we do not complete an initial business combination by the Termination Date, we will not repay the amounts loaned under the promissory notes until 100% of the public shares have been redeemed and only in connection with the liquidation of the Company to the extent funds are available outside of the Trust Account.

The Extension Amendment

We are proposing to amend our charter to extend the date by which we have to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete our initial business combination.

If the Extension Amendment Proposal is not approved, and we have not consummated our initial business combination by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the trust account and not previously released to us for working capital purposes or to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate an initial business combination up to six times by an additional one month provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the extension payments in the lower of $100,000 or $0.05 per unredeemed share of Class A common stock for each such extension in exchange for non-interest bearing, unsecured promissory notes payable upon consummation of an initial business combination. The extension payments have been made and $2,685,064.50 has been deposited into our Trust Account, extending the initial business combination date to October 5, 2023. In the event the Special Meeting is cancelled and an initial business combination is not consummated by November 5, 2023, we will dissolve and liquidate in accordance with our charter.

The Board believes that given our expenditure of time, effort and money on an initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that an initial business combination will provide significant benefits to our stockholders.

A copy of the proposed amendment to our charter is attached to this Proxy Statement in Annex A.

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Reasons for the Extension Amendment Proposal

Our charter provides that we have until up to November 5, 2023 to complete the purposes of the Company including, but not limited to, effecting an initial business combination under its terms. The purpose of the Extension Amendment is to allow us more time to complete our initial business combination.

As previously announced, on January 5, 2023, we entered into a non-binding Letter of Intent with Water On Demand, under which we proposed to acquire all the outstanding securities of Water on Demand, based on certain material financial and business terms and conditions being met. On September 28, 2023, the LOI was assigned to Progressive Water Treatment, the parent company of WODI, and we now propose to acquire all the outstanding securities of Progressive Water Treatment, based on certain material financial and business terms and conditions being met. While we are using our best efforts to complete an initial business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete an initial business combination. Accordingly, the Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete an initial business combination on or before November 5, 2023. If that were to occur, we would be precluded from completing an initial business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating an initial business combination.

Furthermore, the completion of an initial business combination would first require us to file a Form S-4, which includes our preliminary proxy statement/prospectus for an initial business combination. The Form S-4 has not been filed or declared effective by the SEC, and we cannot complete an initial business combination unless a Form S-4 is declared effective. As of the date of this proxy statement, we cannot estimate when the S-4 will be filed, if at all, or when and if, the SEC will declare a Form S-4 effective. Additional extensions past the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination or a transaction with a target.

Our IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Class A common stock and Class B Common Stock, is required to extend our corporate existence, except in connection with, and effective upon, consummation of an initial business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended, as described above. Because we continue to believe that an initial business combination would be in the best interests of our stockholders, and because we will not be able to conclude an initial business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete an initial business combination beyond November 5, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination, if we are able to enter into a definitive agreement with a target.

We believe that the foregoing charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable initial business combination in the timeframe contemplated by the charter. We also believe that, given our expenditure of time, effort and money on finding an initial business combination and our entry the LOI with respect to an initial business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and an initial business combination is not consummated by November 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the trust account and not previously released to us for working capital purposes or to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

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There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Class B Common Stock, or the Second Extension Note. Also, in the event of a liquidation, our former sponsor (and its affiliates) will not receive any monies held in the Trust Account as a result of their ownership of the First Extension Notes.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. We will remain a reporting company under the Exchange Act and our Units, Class A common stock and public warrants will remain publicly traded. We will then continue to work to consummate an initial business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate an initial business combination up to six times, each by an additional one month, for an aggregate of six additional months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of the lesser of (x) $100,000 or (y) $0.05 per unredeemed public share for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of an initial business combination. Seven Extension Payments have been made and the aggregate of $2,685,064.50 has been deposited into the Trust Account, extending the initial business combination date to October 5, 2023. In the event the Special Meeting is cancelled and an initial business combination is not consummated by November 5, 2023, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider an initial business combination, you will retain the right to vote on an initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or we have not consummated an initial business combination with any target by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $39.4 million held in the Trust Account as of the record date or approximately $39.4 million expected in the Trust Account at the time of the Special Meeting.

Because we have only a limited time to complete an initial business combination, even if we are able to effect the Extension, our failure enter into a definitive agreement with a target, our failure to obtain any required regulatory approvals in connection with an initial business combination, or our failure to secure an alternate financing transaction to support an initial business combination with a target may require us to liquidate. If we liquidate, our public stockholders may only receive approximately $10.89 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us to pay our tax obligations, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if we have not consummated an initial business combination by the Extended Date.

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TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO VSTOCK TRANSFER, LLC AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 23, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on October 23, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598, Attn: 0-K Team, info@vstocktransfer.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on October 23, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on October 23, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account and the outstanding public shares as of the record date, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.89 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date was $10.89.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on October 23, 2023 (two business days before the Special Meeting). We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

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United States Federal Income Tax Considerations

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

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Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

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U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

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As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Vote Required for Approval

The affirmative vote by holders of at least 65% of our outstanding shares of common stock, including the Class B common stock, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if an initial business combination has not been consummated by November 5, 2023, we will be required by our charter to (i) (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the trust account and not previously released to us for working capital purposes or to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Sponsor is expected to vote any common stock owned by it in favor of the Extension Amendment Proposal. On the record date, our Sponsor was entitled to vote an aggregate of 2,343,750 shares of Class B Common Stock, representing approximately 34.9% of our issued and outstanding shares of common stock. Our Sponsor and our directors and officers do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,343,750 shares of Class B Common Stock, all of which will be worthless if we liquidate instead of complete an initial business combination;

●	The fact that our Sponsor also holds convertible promissory notes in the aggregate principal amount of $2,685,064.50 and will likely further loan money to our Company for working capital purposes, all of which may be worthless if we liquidate instead of complete an initial business combination;

●	The fact that WODI (the entity that controls our Sponsor) may be a target for acquisition by our Company as a result of the LOI. The Sponsor, with its owner (WODI) as a potential target, has an interest in completing an initial business combination as the stockholders of Water On Demand stand to benefit from any merger consideration as well seeing that the equity it beneficially owns in our Company (through its ownership of our Sponsor), and the deposits made to the Trust Account, including recently to extend the date of the business combination to October 5, 2023, are put to use in an initial business combination, and not liquidated in a winding up of our Company; and

●

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to eliminate the requirement that the Company have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Special Meeting or a Business Combination.

Without the Redemption Limitation Amendment, the Company may not be able to implement the Extension Amendment if following redemptions in connection with the Extension Amendment it would not have at least $5,000,001 in net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, the Company would be forced to liquidate on the Termination Date.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation, and any requirement that we have at least $5,000,001 in net tangible assets to consummate our initial business combination. If there are significant requests for redemption in connection with consummation of our initial business combination, the Redemption Limitation in the charter would prevent us from being able to consummate an initial business combination even if all other conditions to closing are met.

The purpose of the Redemption Limitation requirements was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its charter to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in our initial public offering prospectus, the Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the charter was to ensure that through the consummation of an initial Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its IPO. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the charter is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The charter limits the Company’s ability to consummate an initial business combination, or to redeem public shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Extension Amendment such that following such redemptions, the Company’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the charter would prevent the Company from being able to implement the Extension Amendment. If that were to occur, the Company would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial business combination, the Redemption Limitation in the charter would prevent us from being able to consummate an initial business combination even if all other conditions to closing are met.

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If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of public shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if we have not completed an initial business Combination by the Termination Date.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto in connection with the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Class B common stock, is required to approve the Redemption Limitation Amendment Proposal. Broker non-votes, abstentions or the failure to vote on the Redemption Limitation Amendment will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,343,750 shares of Class B common stock, representing approximately 34.9% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Redemption Limitation Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,343,750 shares of Class B common stock, all of which will be worthless if we liquidate instead of complete an initial business combination;

●	The fact that our Sponsor also holds convertible promissory notes in the aggregate principal amount of $2,685,064.50 and will likely further loan money to our Company for working capital purposes, all of which may be worthless if we liquidate instead of complete an initial business combination;

●	The fact that WODI (the entity that controls our Sponsor) may be a target for acquisition by our Company as a result of the LOI. The Sponsor, with its owner (WODI) as a potential target, has an interest in completing an initial business combination as the stockholders of Water On Demand stand to benefit from any merger consideration as well seeing that the equity it beneficially owns in our Company (through its ownership of our Sponsor), and the deposits made to the Trust Account, including recently to extend the date of the business combination to October 5, 2023, are put to use in an initial business combination, and not liquidated in a winding up of our Company; and

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●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

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THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement dated as of November 2, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association (the “Trustee”), (i) allowing the Company to extend the Termination Date for twelve one-month extensions until November 5, 2024, by depositing into the Trust Account the amount which is the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension (the “Trust Amendment”) and (ii) updating certain defined terms in the Trust Agreement. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from November 5, 2023, to November 5, 2024 by depositing into the Trust Account the amount which is the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each one-month extension and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement provides that the Company has until 12 months after the closing of the IPO (or up to 18 months after the closing of the IPO if the Company extends the period of time to consummate a Business Combination by depositing into the Trust Account $977,500 as of the applicable deadline date for each such three-month extension), and such later day as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved and our Sponsor determines not to fund the remaining one-month extensions by depositing into the Trust Account $100,000 as of the applicable deadline date for such one-month extension, and we do not consummate an initial Business Combination by November 5, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $50,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Date and does not wish to seek an additional extension.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the 65% of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Trust Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Trust Amendment Proposal.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 2,343,750 shares of common stock, representing approximately 34.9% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds 2,343,750 shares of Class B Common Stock, all of which will be worthless if we liquidate instead of complete an initial business combination;

●	The fact that our Sponsor also holds convertible promissory notes in the aggregate principal amount of $2,685,064.50 and will likely further loan money to our Company for working capital purposes, all of which may be worthless if we liquidate instead of complete an initial business combination;

●	The fact that WODI (the entity that controls our Sponsor) may be a target for acquisition by our Company as a result of the LOI. The Sponsor, with its owner (WODI) as a potential target, has an interest in completing an initial business combination as the stockholders of Water On Demand stand to benefit from any merger consideration as well seeing that the equity it beneficially owns in our Company (through its ownership of our Sponsor), and the deposits made to the Trust Account, including recently to extend the date of the business combination to October 5, 2023, are put to use in an initial business combination, and not liquidated in a winding up of our Company; and

●

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond November 5, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

32

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 12:00 p.m. Eastern Time on October 25, 2023 as a virtual meeting. You will be able to attend the Special Meeting by first registering at https://www.viewproxy.com/FortuneRiseAcquisition/2023/HTYPE.ASP. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Virtual Meeting must be received by 11:59 p.m. ET on October 24, 2023. If you plan to attend the virtual online Special Meeting, you will need to first register, as instructed below. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

The Special Meeting will be completely virtual and conducted via live audio webcast to enable our stockholders to participate from any location around the world that is convenient to them. You will be able to attend the Special Meeting by first registering at https://www.viewproxy.com/FortuneRiseAcquisition/2023/HTYPE.ASP. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. All registrations to attend the Virtual Meeting must be received by 11:59 p.m. ET on October 24, 2023.

If you are a registered or beneficial holder, during the registration process, if you indicated that you will be voting at the meeting, once your registration is approved, an e-mail will be sent to you that will contain your Virtual Control Number. You will not need the Virtual Control Number to join the meeting, you will need it if you choose to vote during the meeting.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the special meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.viewproxy.com/FortuneRiseAcquisition/2023/. On the day of the special meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to Virtualmeeting@viewproxy.com in advance of the meeting.

We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual special meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the Special Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Special Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Meeting.

There will be technicians ready to assist you with any technical difficulties you may have accessing the special meeting live audio webcast. Please be sure to check in by 11:30 a.m. ET on October 25, 2023, the day of the meeting, so that any technical difficulties may be addressed before the special meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email Virtualmeeting@viewproxy.com or call 866-612-8937.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned our common stock at the close of business on September 20, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Votes Required. Approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the record date, including the Class B common stock. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 4,280,425 shares of Class A common stock and 2,443,750 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of our common stock. You may contact the Proxy Solicitor at (855) 742-8268, 200 Broadacres Drive, Suite 300 Bloomfield, New Jersey 07003 or by email at frla@allianceadvisors.com.

33

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this proxy statement, by:

●	each person known by us to be the beneficial owner of more than 5% of the shares of our outstanding common stock;

●	each of our officers and directors; and

●	all of our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record of beneficial ownership of the Warrants included in the Units sold in the IPO as these Warrants are not exercisable until 30 days after the completion of our initial business combination. As of the record date, there were 6,724,202 shares of common stock issued and outstanding, including 4,280,252 shares of Class A common stock and 2,443,750 shares of Class B common Stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Richard A. Brand	–	–
Ronald Pollack	–	–
Ryan Spick	–	–
Phil Goodman	–	–
All executive officers and directors as a group (4 individuals)	–	–
Over 5% Stockholders:
Fortune Rise Sponsor LLC(2)(3)	2,343,750	34.9%
Water On Demand, Inc.(2)(3)	2,343,750	34.9%
Karpus Investment Management(4) 183 Sully's Trail Pittsford, New York 14534	808,574	12.0%
Periscope Capital Inc. (5) 333 Bay Street Suite 1240 Toronto, Ontario, Canada M5H 2R2	654,513	9.7%
Polar Asset Management Partners Inc.(6) 16 York Street Suite 2900 Toronto, ON, Canada M5J 0E6	857,715	12.8%
Cubist Systematic Strategies, LLC(7) 55 Hudson Yards, New York, NY 10001	457,731	6.8%
Steven A. Cohen(7) 72 Cummings Point Road Stamford, CT 06902	457,731	6.8%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Fortune Rise Acquisition Corporation, 13575 58th Street North, Suite 200, Clearwater, Florida 33760.
(2)	The Sponsor is the record holder of 2,343,750 shares of Class B common stock reported herein. Water On Demand, Inc. is the owner of all of the equity interests of the Sponsor.
(3)	Includes 2,343,750 shares of Class B common stock.
(4)	Information shown is based solely on information reported by the filer on a Schedule 13G/A filed with the SEC on July 7, 2023, in which Karpus Investment Management. reported that it and its related entities have shared voting and dispositive power over 808,574 shares of Class A common stock.
(5)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on February 13, 2023, in which Periscope Capital Inc. reported that it has voting and dispositive power over 654,513 shares of Class A common stock.
(6)	Information shown is based solely on information reported by the filer on a Schedule 13G filed with the SEC on February 9, 2023, in which Polar Asset Management Partners Inc. reported that it has voting and dispositive power over 857,715 shares of Class A common stock.
(7)	Information shown is based solely on information reported by the filers on a Schedule 13G filed with the SEC on April 14, 2023, in which Cubist Systematic Strategies, LLC reported that it and Steven A. Cohen have shared voting and dispositive power over 457,731 shares of Class A common stock.

34

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another stockholder meeting before the Extended Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, our next annual meeting of stockholders will be held at a future date to be determined by the combined company.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders, must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the company secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the immediately preceding annual meeting of stockholders. Pursuant to Rule 14a-8 of the Exchange Act, proposals seeking inclusion in our annual proxy statement must comply with the notice periods contained therein. Our bylaws also specify certain requirements as to the form and content of a stockholders’ meeting. These provisions may preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before November 5, 2023, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at fracrich@yahoo.com to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Alliance Advisors

200 Broadacres Drive, Suite 300

Bloomfield, New Jersey 07003

Toll Free: (855) 742-8268

Email: frla@allianceadvisors.com

You may also obtain these documents by requesting them via e-mail from the Company at fracrich@yahoo.com.

If you are a stockholder of the Company and would like to request documents, please do so by October 18, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

35

ANNEX A

AMENDMENT NO. 3 TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF FORTUNE RISE ACQUISITION CORPORATION

Pursuant to Section 242 of the Delaware General Corporation Law

FORTUNE RISE ACQUISITION CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “Fortune Rise Acquisition Corporation”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 1, 2021.

2.	An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 28, 2021 (the “Certificate”).

3.	An Amendment No. 1 to the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 11, 2023.

4.	An Amendment No. 2 to the Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 2, 2023.

5.	This Amendment No. 3 to the Amended and Restated Certificate of Incorporation (the “Amendment”), which amends provisions of the Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

6.	Section 9.1(c) is hereby amended and restated to read in its entirety as follows:

(c)	In the event that the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination by an additional twelve months pursuant to twelve one-month extensions, from November 5, 2023 until November 5, 2024, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $100,000 or (y) $0.05 per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension until November 5, 2024, unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

7.	Section 9.2 a) is hereby amended and restated to read in its entirety as follows:

(a)	Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial business combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”).

IN WITNESS WHEREOF, Fortune Rise Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●]th day of [●] 2023.

FORTUNE RISE ACQUISITION CORPORATION

By: __________________________

Name: Richard A. Brand

Title: Principal Executive Officer

A-1

ANNEX B

PROPOSED AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of           , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Fortune Rise Acquisition Corporation (the “Company”) and Wilmington Trust, National Association, a national banking association, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 2, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust

Account under the circumstances described therein; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“ (i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, Secretary or other authorized officer of the Company and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $50,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the Termination Date (as defined in the Company’s Amended and Restated Certificate of Incorporation, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit C hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), shall be distributed to the Public Stockholders of record as of such date (excluding up to $50,000 of interest which may be used for dissolution expenses); provided further, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;”

2. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to November 2, 2021.

(b) All references to the “Amended and Restated Certificate of Incorporation” in the Trust Agreement and terms of similar import shall mean the Amended Charter.

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

B-1

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Investment Management Trust Agreement as of the date first written above.

WILMINGTON TRUST, NATIONAL

ASSOCIATION, as Trustee

By: __________________________

Name: David B. Young

Title: Vice President

FORTUNE RISE ACQUISITION CORPORATION

By: ________________________

Name: Richard A. Brand

Title: Principal Executive Officer

B-2

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log - on using the below control number. Voting will be open until 11:59 p.m. Eastern Time on October 24, 2023. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999 - 9999 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Special Meeting of Stockholders Proxy Card - Fortune Rise Acquisition Corporation DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Proposal 1 — Extension Amendment Proposal Amend the Company’s charter, to extend the date by which the Company has to allow up to twelve (12) one - month extensions, as more fully described in the proxy statement, the “Extension Amendment Proposal.” FOR AGAINST ABSTAIN Proposal 2 — Redemption Limitation Amendment Proposal Amend the Company’s charter to remove the Company’s net tangible asset test as more fully described in the proxy statement, the “Redemption Limitation Amendment Proposal.” FOR AGAINST ABSTAIN Proposal 3 — Trust Amendment Proposal Amend the Company’s investment management trust agreement, to allow up to twelve (12) one - month extensions, as more fully described in the proxy statement, the “Trust Amendment Proposal.” FOR AGAINST ABSTAIN Proposal 4 — Adjournment Proposal Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, one or more of the proposals, the “Adjournment Proposal.” FOR AGAINST ABSTAIN Signature, if held jointly Signature Date Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. * SPECIMEN * AC:ACCT9999 90.00

FORTUNE RISE ACQUISITION CORPORATION Special Meeting of Stockholders To Be Held on October 25, 2023 DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 25, 2023 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated October 2, 2023, and Proxy Statement, dated October 2, 2023, in connection with the special meeting to be held at 12:00 p.m. Eastern Time on October 25, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Richard A. Brand (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSFER, LLC . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER . IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 , “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 , “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3 , AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4 , IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING . THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU . Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on October 25, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.viewproxy.com/FortuneRiseAcquisition/2023/ . (Continued and to be marked, dated and signed on reverse side) TEST ISSUE REF 1999